JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of the attached statement on Schedule 13G/A, and any amendments thereto.


                                         2/2/00
                                         ---------------------------------------
                                                         (Date)

                                         /s/ David R. Parker
                                         ---------------------------------------
                                                       (Signature)
                                             David R. Parker, Individually
                                                    (Name and Title)

                                         /s/ Jacqueline F. Parker
                                         ---------------------------------------
                                                      (Signature)
                                           Jacqueline F. Parker, Individually
                                                    (Name and Title)